                                                              EXHIBIT 10(iii).20













                         SAFEWAY INC. STOCK OPTION GAIN
                           DEFERRED COMPENSATION PLAN

                         SAFEWAY INC. STOCK OPTION GAIN
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS



                                                                                                       age
                                                                                                       ---
ARTICLE I. DEFINITIONS...................................................................................1
      Section 1.1.
Account..................................................................................................1
      Section 1.2. Administrator.........................................................................1
      Section 1.3. Board.................................................................................1
      Section 1.4. Code..................................................................................1
      Section 1.5. Committee.............................................................................2
      Section 1.6. Common Stock..........................................................................2
      Section 1.7. Company...............................................................................2
      Section 1.8. Deferral..............................................................................2
      Section 1.9. Deferral Election Form................................................................2
      Section 1.10. Disability...........................................................................2
      Section 1.11. Employee.............................................................................2
      Section 1.12. ERISA................................................................................2
      Section 1.13. Exchange Act.........................................................................3
      Section 1.14. Exercise Date........................................................................3
      Section 1.15. Exercise Declaration Form............................................................3
      Section 1.16. Fair Market Value....................................................................3
      Section 1.17. Independent Director.................................................................3
      Section 1.18. Military Leave.......................................................................3
      Section 1.19. Participant..........................................................................4
      Section 1.20. Plan.................................................................................4
      Section 1.21. Plan Year............................................................................4
      Section 1.22. Retirement...........................................................................4
      Section 1.23. Rule 16b-3...........................................................................4
      Section 1.24. Separation from Service..............................................................4
      Section 1.25. Stock-for-Stock Exercise.............................................................5
      Section 1.26. Stock Option.........................................................................5
      Section 1.27. Stock Option Gains...................................................................5
      Section 1.28. Sub-Account..........................................................................5
      Section 1.29. Subsidiary...........................................................................5
      Section 1.30. Trust................................................................................5
      Section 1.31. Trustee..............................................................................5
      Section 1.32. Unforeseeable Emergency..............................................................5
      Section 1.33. Valuation Date.......................................................................6

ARTICLE II. ELIGIBILITY..................................................................................6
      Section 2.1. Requirements for Participation........................................................6
      Section 2.2. Election to Participate...............................................................6

      Section 2.3. Content of Deferral Election Form.....................................................6
      Section 2.4. Continuation of Participation.........................................................6

ARTICLE III.  PARTICIPANTS' DEFERRALS....................................................................7
      Section 3.1. Deferral of Stock Option Gains........................................................7
      Section 3.2. Amount of Deferral....................................................................7
      Section 3.3. Deferral Conditions...................................................................7
      Section 3.4. Method of Exercise....................................................................8
      Section 3.5. Minimum and Maximum Deferrals.........................................................8

ARTICLE IV.  DEFERRAL ACCOUNTS...........................................................................9
      Section 4.1. Account Maintenance; Balance..........................................................9
      Section 4.2. Crediting of Dividends................................................................9
      Section 4.3. Fractional Shares.....................................................................9
      Section 4.4. Statement of Account..................................................................9

ARTICLE V.  DISTRIBUTIONS OF ACCOUNTS...................................................................10
      Section 5.1. Commencement of Distributions........................................................10
      Section 5.2. Form of Distribution.................................................................10
      Section 5.3. Irrevocability of Elections; Amendments to Elections.................................11
      Section 5.4. Withdrawal for Unforeseeable Emergency...............................................11

ARTICLE VI.  SEPARATION FROM SERVICE....................................................................12
      Section 6.1. Separation from Service Other than for Disability or Retirement......................12
      Section 6.2. Disability or Retirement.............................................................12

ARTICLE VII.  PROVISIONS RELATING TO  SECTION 16 OF THE EXCHANGE ACT AND SECTION 162(m) OF THE CODE.....12
      Section 7.1. Compliance with Section 16 of the Exchange Act.......................................12
      Section 7.2. Compliance with Code Section 162(m)..................................................13

ARTICLE VIII.  ADMINISTRATIVE PROVISIONS................................................................13
      Section 8.1. Administrator's Duties and Powers....................................................13
      Section 8.2. Limitations Upon Powers..............................................................14
      Section 8.3. Final Effect of Administrator Action.................................................14
      Section 8.4. Committee............................................................................14
      Section 8.5. Majority Rule........................................................................14
      Section 8.6. Indemnification by Company; Liability Insurance......................................14
      Section 8.7. Recordkeeping........................................................................15
      Section 8.8. Inspection of Records................................................................15
      Section 8.9. Identification of Fiduciaries........................................................15
      Section 8.10. Procedure for Allocation of Fiduciary Responsibilities..............................15
      Section 8.11. Claims Procedure....................................................................16
      Section 8.12. Conflicting Claims..................................................................17

      Section 8.13. Service of Process..................................................................17

ARTICLE IX.  MISCELLANEOUS PROVISIONS...................................................................17
      Section 9.1. Limitation on Transfer...............................................................17
      Section 9.2. Amendment/Termination of the Plan....................................................18
      Section 9.3. Changes in Common Stock or Assets of the Company, Acquisition or
                          Liquidation of the Company and Other Corporate Events.........................18
      Section 9.4. Tax Withholding......................................................................19
      Section 9.5. Unfunded Status of Plan; Unsecured General Creditor..................................20
      Section 9.6. Establishment of Trusts..............................................................21
      Section 9.7. Limitation on Rights of Employees....................................................21
      Section 9.8. No Rights as Stockholder.............................................................21
      Section 9.9. Satisfaction of Claims...............................................................22
      Section 9.10. Compliance..........................................................................22
      Section 9.11. Sources of Stock....................................................................22
      Section 9.12. Exempt ERISA Plan...................................................................22
      Section 9.13. Notice22
      Section 9.14. Errors and Misstatements............................................................23
      Section 9.15. Payment on Behalf of Minor, Etc.....................................................23
      Section 9.16. Governing Law.......................................................................23
      Section 9.17. Pronouns and Plurality..............................................................23
      Section 9.18. Titles23
      Section 9.19. References..........................................................................23
      Section 9.20. Assumption of Risk..................................................................24
      Section 9.21. Severability........................................................................24
      Section 9.22. Status24

ARTICLE X.  EFFECTIVE DATE..............................................................................24
      Section 10.1. Effective Date......................................................................24

                         SAFEWAY INC. STOCK OPTION GAIN
                           DEFERRED COMPENSATION PLAN


                     Safeway Inc., a Delaware corporation, by resolution of its Board of Directors has adopted this Safeway Inc. Stock Option Gain Deferred Compensation Plan (the "Plan"), effective as of November 1, 1999, for the benefit of its eligible employees.

                     The Plan is a nonqualified deferred compensation plan pursuant to which certain eligible employees of the Company (as defined below) may elect to defer the receipt of shares of the Company's common stock which they would otherwise receive upon the exercise of Stock Options (as defined below). The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.


                                   ARTICLE I.

                                   DEFINITIONS

                     Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.         Account

                     "Account" shall mean, with respect to any Participant, the account and Sub-Accounts established for the Participant pursuant to Article III which are credited with shares of Common Stock attributable to (i) Deferrals pursuant to Section 3.2, (ii) Common Stock Dividends pursuant to Section 4.2(a), and (iii) Non-Stock Dividends pursuant to Section 4.2(b). Accounts shall be maintained solely as bookkeeping entries by the Company to evidence unfunded obligations of the Company.

Section 1.2.         Administrator

                     "Administrator" shall mean the Committee appointed pursuant to Section 8.4 to administer the Plan, or such other person or persons to whom the Committee has delegated its duties pursuant to Section 8.1.

Section 1.3.         Board

                     "Board" shall mean the Board of Directors of Safeway Inc.

Section 1.4.         Code

                     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.5.         Committee

                     "Committee" shall mean the Compensation Committee of the Board or another committee or subcommittee of the Board appointed to administer the Plan pursuant to Section 8.4.

Section 1.6.         Common Stock

                     "Common Stock" shall mean shares of the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

Section 1.7.         Company

                     "Company" shall mean Safeway Inc., a Delaware corporation, and any successor company which assumes or continues the Plan under Section 9.3(b).

Section 1.8.         Deferral

                     "Deferral" or "Deferrals" shall mean, as appropriate, the amount of individual or aggregate Stock Option Gains which a Participant defers under the Plan.

Section 1.9.         Deferral Election Form

                     "Deferral Election Form" shall mean the form on which a Participant designates a specified Stock Option or portion of a Stock Option which, when exercised, shall result in the deferral of the ensuing Stock Option Gains thereon under the Plan. The Deferral Election Form shall be in such form as may be prescribed by the Administrator.

Section 1.10.        Disability

                     "Disability" shall mean a "disability" as defined in the Company's long-term disability plan, as then in effect.

Section 1.11.        Employee

                     "Employee" shall mean any person who renders services to the Company or a Subsidiary in the status of an employee as that term is defined in Code Section 3121(d), including officers but not including directors who serve solely in that capacity.

Section 1.12.        ERISA

                     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

Section 1.13.        Exchange Act

                     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.14.        Exercise Date

                     "Exercise Date" shall mean, with respect to a Stock Option, the date on which the Participant exercises such Stock Option.

Section 1.15.        Exercise Declaration Form

                     "Exercise Declaration Form" shall mean the form filed with the Administrator indicating the date(s) on which Options previously designated on a Deferral Election Form are to be exercised. The Exercise Declaration Form shall be in such form as may be prescribed by the Administrator.

Section 1.16.        Fair Market Value

                     "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith. In determining the Fair Market Value of the Company's Common Stock under subsection (a) of this Section 1.16, the Administrator may rely on the closing price as reported in the New York Stock Exchange composite transactions published in the Western Edition of the Wall Street Journal.

Section 1.17.        Independent Director

                     "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.18.        Military Leave

                     Any Employee who leaves the Company directly to perform service in the Armed Forces of the United States or the United States Public Health Service under conditions entitling him to reemployment rights as provided in the laws of the United States shall, solely for the purposes of the Plan and irrespective of whether he is compensated by the Company during such period of service, be presumed on "Military Leave." If such Employee voluntarily resigns from the Company during such period of service, or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights, such

Employee shall be regarded as having had a Separation from Service by resignation on the day such Military Leave expired.

Section 1.19.        Participant

                     "Participant" shall mean any person covered by the Plan as provided in Article II.

Section 1.20.        Plan

                     "Plan" shall mean this Safeway Inc. Stock Option Gain Deferred Compensation Plan, as amended from time to time.

Section 1.21.        Plan Year

                     "Plan Year" shall mean the twelve-month period commencing on January 1 and ending on December 31.

Section 1.22.        Retirement

                     "Retirement" shall mean a Participant's voluntary retirement from employment with the Company on or after age 55 in accordance with the Company's retirement policies as then in effect.

Section 1.23.        Rule 16b-3

                     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.24.        Separation from Service

                     (a) "Separation from Service" of an Employee shall mean his resignation from or discharge by the Company or a Subsidiary, or his death or retirement, but shall not include his transfer among the Company and any of its Subsidiaries.

                     (b) A leave of absence or sick leave authorized by the Company in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from Service; provided, however, that

                               (i) continuation upon a temporary layoff for lack
                     of work for a period in excess of six months shall be considered a discharge effective as of the commencement of such period;

                               (ii) failure to return to work upon expiration of
                     any leave of absence, sick leave, Military Leave or vacation or within three days after recall from a temporary layoff for lack of work shall be considered a resignation effective as of the date of expiration of such leave of absence, sick leave, Military Leave or vacation or the expiration of the third day after recall from any such temporary layoff.

Section 1.25.        Stock-for-Stock Exercise

                     "Stock-for-Stock Exercise" shall mean the exercise of a Stock Option in the manner described in Section 3.4.

Section 1.26.        Stock Option

                     "Stock Option" shall mean an option to purchase Common Stock which is not an incentive stock option within the meaning of Section 422 of the Code.

Section 1.27.        Stock Option Gains

                     "Stock Option Gains" shall mean the amount of a Participant's net gain resulting from the Participant's a Stock-for-Stock Exercise of Stock Options.

Section 1.28.        Sub-Account

                     "Sub-Account" shall mean, with respect to each Stock Option for which a Participant has filed a Deferral
Election Form, the portion of the Participant's Account attributable to such Stock Option.

Section 1.29.        Subsidiary

                     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.30.        Trust

                     "Trust" shall mean the trust or trusts, if any, established by the Company under the Plan pursuant to Section 9.6.

Section 1.31.        Trustee

                     "Trustee" shall mean a trustee of a Trust.

Section 1.32.        Unforeseeable Emergency

                     "Unforeseeable Emergency" shall mean, with respect to a Participant, an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early withdrawal from the Participant's Account were not permitted, as determined by the Administrator in its sole discretion.

Section 1.33.        Valuation Date

                     "Valuation Date" shall mean the date on which the number of shares of Common Stock credited to an Account is determined from time to time pursuant to the terms of the Plan.


                                   ARTICLE II.

                                   ELIGIBILITY

Section 2.1.         Requirements for Participation

                     Any management or highly compensated Employee who is designated by the Administrator in writing shall be eligible to be a Participant in the Plan.

Section 2.2.         Election to Participate

                     The Administrator shall deliver to each Employee who may be a Participant in the Plan for a Plan Year a Deferral Election Form on which the Participant may elect to defer his Stock Option Gains under Article III. An Employee shall become a Participant in the Plan after properly completing and signing a Deferral Election Form and timely submitting it to the Administrator.

Section 2.3.         Content of Deferral Election Form

                     The Participant shall set forth on the Deferral Election
Form:

                     (a) his consent that he, his successors in interest and assigns and all persons claiming under him shall be bound, to the extent authorized by law, by the statements contained therein and by the provisions of the Plan as they now exist, and as they may be amended from time to time;

                     (b) the specific Stock Option Gains (including the specific Stock Option to which such Stock Option Gains relate) to be deferred under the Plan;

                     (c) the times at which his Account attributable to such Stock Option Gains shall be distributed to him under the Plan; and

                     (d) such other information as the Administrator may determine in its sole discretion.

Section 2.4.         Continuation of Participation

                     An Employee who has elected to participate in the Plan by properly submitting a Deferral Election Form shall continue as a Participant in the Plan until the entire balance of the Participant's Account has been distributed to the Participant. In the event a Participant becomes ineligible to continue participation in the Plan, but remains an Employee of the Company, the

Participant's Account shall be held and administered in accordance with the Plan until such time as the Participant's Account is completely distributed.


                                  ARTICLE III.

                             PARTICIPANTS' DEFERRALS

Section 3.1.         Deferral of Stock Option Gains

                     Subject to the terms and conditions set forth herein and such terms and conditions as the Administrator may determine, Participants may elect to defer Stock Option Gains attributable to the exercise of a Stock Option or a specified portion of a Stock Option by timely completing and delivering to the Administrator a Deferral Election Form.

Section 3.2.         Amount of Deferral

                     With respect to each Deferral Election Form properly delivered to the Administrator, the Company shall, on the Exercise Date of the Stock Option to which such Deferral Election Form relates, credit the Participant's Account and/or Sub-Account with that number of shares of Common Stock equal to the quotient obtained by dividing (x) the amount of Stock Option Gains attributable to such Deferral by (y) the Fair Market Value of a share of Common Stock on the Exercise Date.

Section 3.3.         Deferral Conditions

                     In order for an election to defer Stock Option Gains to be valid, all of the following conditions must be satisfied:

                     (a) A properly completed and executed Deferral Election Form must be timely delivered to the Administrator and accepted by the Administrator (i) no later than the last day of a Plan Year preceding the Plan Year in which the Exercise Date occurs and (ii) at least six (6) months prior to the Exercise Date, except with respect to (x) any Stock Option which by its terms will expire on or before March 31, 2000, in which case the Deferral Election Form must be delivered to and accepted by the Administrator at least four (4) months prior to the Exercise Date or (y) any Stock Options which are held by an Employee who becomes a Participant in the Plan after 1999 and which will expire less than six (6) months after the date on which the Employee becomes a Participant, in which case the Participant's Deferral Election Form with respect to any such Stock Option must be delivered to and accepted by the Administrator at least four (4) months prior to the Exercise Date;

                     (b) Not later than five (5) days prior to exercise of a Stock Option designated on a Deferral Election Form, the Participant shall file with the Administrator an Exercise Declaration Form with respect to such Stock Option which shall state the date upon which the Stock Option is to be exercised, identify the shares of Common Stock which the Participant will use to exercise the Option and contain any additional information which the Administrator may require;

                     (c) The Stock Option must be exercised pursuant to a Stock-for-Stock Exercise;

                     (d) The Common Stock delivered by the Participant to exercise the Stock Option must comply with the provisions of Section 3.4 hereof;

                     (e) The Participant must have paid to the Company any amounts required to be withheld by the Company to satisfy FICA, Medicare and any other applicable taxes which are payable with respect to the exercise of the Stock Option; and

                     (f) Such election(s) to defer shall be irrevocable and shall not be amendable, except to the extent permitted by Section 5.3.

Section 3.4.         Method of Exercise

                     A Participant exercising a Stock Option with respect to which the Participant has made an effective deferral election shall effect such exercise by actually delivering to the whole shares of Company Common Stock with a Fair Market Value on the Exercise Date equal to the aggregate exercise price of the Stock Option in the manner contemplated by the Internal Revenue Service's Revenue Ruling 80-244. If the aggregate exercise price would require the payment of a fractional share, such fractional share shall be paid in cash and not in Common Stock. Common Stock used for this purpose shall be either (i) Common Stock which was not acquired by the Participant from the Company, with a loan or other extension of credit by the Company or otherwise in a transaction involving the Company, or (ii) Common Stock acquired by the Participant in a transaction involving the Company and which has been held by the Participant for a period of more than six (6) months prior to the Exercise Date; provided, however, that if the Participant delivers to the Company Common Stock acquired through the exercise of an "incentive stock option" as defined in Section 422 of the Code, such Common Stock shall have been held by the Participant for a period of more than (i) twenty-four (24) months after the date on which such incentive stock option was granted to the Participant and (ii) twelve (12) months after the date on which such incentive stock option was exercised by the Participant.

Section 3.5.         Minimum and Maximum Deferrals

                     The Administrator may, in its absolute discretion, establish a minimum and/or maximum amount of Stock Option
Gains which a Participant may defer under the Plan, either in the aggregate or on an annual basis. Subject to change by the Administrator, as of the effective date of this Plan, the minimum number of shares of Common Stock with respect to which a Participant may elect to defer Stock Option Gains shall be 1,000 shares.

                                   ARTICLE IV.

                                DEFERRAL ACCOUNTS

Section 4.1.         Account Maintenance; Balance

                     Solely for recordkeeping purposes, the Company shall maintain an Account, and, if applicable, one or more Sub-Accounts, for each Participant. A Participant's Account balance or Sub-Account balance, as the case may be, as of each Valuation Date shall be equal to the number of shares of Common Stock allocated to such Account or Sub-Account as of the immediately preceding Valuation Date less any shares of Common Stock or cash distributed to the Participant from such Account or Sub-Account plus any shares of Common Stock
(i) credited to such Account or Sub-Account pursuant to Section 3.2 as a result of Deferrals, (ii) credited to such Account or Sub-Account pursuant to Section 4.2(a) as a result of Common Stock Dividends, and (iii) credited to such Account or Sub-Account pursuant to Section 4.2(b) as a result of Non-Stock Dividends, in each case made (credited or debited) since the immediately preceding Valuation Date.

Section 4.2.         Crediting of Dividends

                     Stock and non-stock dividends paid with respect to Common Stock allocated to a Participant's Account and/or Sub-Account shall be credited by the Administrator to the Participant's Account and/or Sub-Account in the form of additional shares or fractional shares of Common Stock as of the date upon which the Company makes such a distribution to its stockholders, as follows:

                     (a) The Participant's Account and/or Sub-Account shall be credited with any additional shares of Common Stock distributed as a dividend with respect to Common Stock credited to the Participant's Account and/or Sub-Account ("Common Stock Dividends") and

                     (b) In the event of a cash dividend or other distribution with respect to the Common Stock ("Non-Stock Dividends"), the Participant's Account and/or Sub-Account shall be credited with that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate amount of the Non-Stock Dividend attributable to the Common Stock allocated to the Participant's Account or Sub-Account by (y) the Fair Market Value of a share of Common Stock on the date on which such Non-Stock Dividends are paid to the Company's stockholders.

Section 4.3.         Fractional Shares

                     Credits, debits and valuations of Accounts and Sub-Accounts shall be made only in the form of whole and fractional shares of Common Stock.

Section 4.4.         Statement of Account

                     Within one hundred eighty days after the last day of each Plan Year, the Administrator shall furnish to each Participant a statement setting forth the balance of his

Account and Sub-Accounts as of the last day of such Plan Year and such other information as the Administrator shall deem advisable to furnish.


                                   ARTICLE V.

                            DISTRIBUTIONS OF ACCOUNTS

Section 5.1.         Commencement of Distributions

                     With respect to each Stock Option for which a Participant has filed a Deferral Election Form, the Participant shall designate on such form the date (the "Distribution Commencement Date") on which the distribution of the Sub-Account attributable to such Stock Option shall commence, provided that, except as provided in Section 6.1, such Distribution Commencement Date shall not be less than two (2) years or more than fifteen (15) years after the Exercise Date.

Section 5.2.         Form of Distribution

                     With respect to each Sub-Account, the Participant shall elect in the applicable Deferral Election Form to receive a distribution of such Sub-Account, subject to Sections 6.1 and 6.2, in (i) with respect to any distribution, a lump sum, (ii) in the case of an Account and its Sub-Accounts with an aggregate balance of more than $50,000.00, with respect to a distribution which commences on the Participant's Separation Date, annual installments over a period of five (5), ten (10) years or fifteen (15) years from the Distribution Date or (iii) in the case of a Sub-Account with a balance of more than $50,000.00, with respect to a distribution which commences prior to the Participant's Separation Date, annual installments over a period of not more than ten (10) years from the Distribution Date (any such period of distribution, the "Payment Period") as follows:

                     (a) If the Participant has elected to receive a lump-sum distribution, the Company shall, within thirty (30) days after the Distribution Commencement Date, distribute to the Participant (i) the number of whole shares of Common Stock credited to such Sub-Account as of the Distribution Commencement Date, and (ii) in lieu of any fractional share of Common Stock credited to such Sub-Account as of such date, an amount of cash equal to the product of such fraction multiplied by the Fair Market Value of a share as of the Distribution Commencement Date. Any such distribution shall be subject to tax withholding by the Company as provided in Section 9.4.

                     (b) If the Participant has elected to receive a distribution in installments, the Company shall, within thirty (30) days after the Distribution Commencement Date and within thirty (30) days after each anniversary thereof during the Participant's Payment Period (each, a "Distribution Date"), distribute to the Participant that number of shares of Common Stock equal to the quotient obtained by dividing the number of shares of Common Stock credited to such Sub-Account as of the applicable Distribution Date by the number of years remaining in the

Participant's Payment Period (including the year in which such installment is being paid), rounded down to the nearest whole share. Except with respect to the final Distribution Date during the Payment Period, any fractional shares of Common Stock resulting from the above calculation shall not be distributed to the Participant, but shall be credited back to such Sub-Account as of the Distribution Date. With respect to the final Distribution Date, the Company shall, in addition to the shares to which the Participant is entitled pursuant to this Section 5.2(b) and in lieu of any fractional share of Common Stock credited to such Sub-Account as of such date, distribute to the Participant an amount of cash equal to the product of such fraction multiplied by the Fair Market Value of a share as of the final Distribution Date. Any such distributions shall be subject to tax withholding by the Company as provided in
Section 9.4.

Section 5.3.         Irrevocability of Elections; Amendments to Elections

                     Elections made by a Participant pursuant to a Deferral Election Form or an Exercise Declaration Form shall be irrevocable and shall not be amendable after they have been delivered to the Administrator, provided, however, that a Participant may amend a Deferral Election Form at any time prior to one (i) year before the Distribution Commencement Date designated in the Deferral Election Form to defer the Distribution Commencement Date by two (2) or more years after the previously designated Distribution Commencement Date, provided, however, that a Participant shall only be permitted to make two (2) such amendments with respect to any Deferral Election Form.

Section 5.4.         Withdrawal for Unforeseeable Emergency

                     A Participant may make a withdrawal from his Account on account of an Unforeseeable Emergency, subject to the following requirements:

                     (a) The Participant shall have delivered a written request to the Administrator for a withdrawal due to an Unforeseeable Emergency, and shall have received the Administrator's approval of such request.

                     (b) The Participant's Unforeseeable Emergency withdrawal shall not exceed the lesser of (i) the Participant's Account balance, calculated based on the Fair Market Value of a share of Common Stock on the date of the Administrator's approval of the Participant's request, or (ii) the amount which is necessary to satisfy the Unforeseeable Emergency, less any amount which can be satisfied from other resources which are reasonably available to the Participant.

                     (c) The denial of the Participant's Unforeseeable Emergency withdrawal request would result in severe financial hardship to the Participant.

                     (d) The Participant has not received a withdrawal due to an Unforeseeable Emergency within the twelve (12) month period preceding the withdrawal.

                                   ARTICLE VI.

                             SEPARATION FROM SERVICE

Section 6.1.         Separation from Service Other than for Disability or
                     Retirement

                     (a) In the event that a Participant incurs a Separation from Service for any reason other than the Participant's Disability or Retirement, the Company shall, within thirty (30) days after the effective date of such Separation from Service (the "Separation Date"), notwithstanding any contrary election made by the Participant, distribute to the Participant (or, in the case of the Participant's death, to his beneficiary, and if he has designated no beneficiary, to his estate) (i) the number of whole shares of Common Stock credited to the Participant's Account as of the Separation Date, and (ii) in lieu of any fractional share of Common Stock credited to the Participant's Account as of such date, an amount of cash equal to the product of such fraction multiplied by the Fair Market Value of a share as of the Separation Date.

                     (b) Upon the distribution of a Participant's Account pursuant to subsection (a) above, the Participant shall cease to be a participant in the Plan and all Deferral Election Forms with respect to Stock Options not theretofore exercised shall be void and of no further force and effect.

Section 6.2.         Disability or Retirement

                     In the event that a Participant incurs a Separation from Service by reason of the Participant's Disability or Retirement, the Participant's Account shall be continue to be distributed pursuant to the Participant's Deferral Election Form(s) in accordance with Section 5.2.


                                  ARTICLE VII.

                             PROVISIONS RELATING TO
          SECTION 16 OF THE EXCHANGE ACT AND SECTION 162(m) OF THE CODE

Section 7.1.         Compliance with Section 16 of the Exchange Act

                     (a) With respect to any Employee who is then subject to
Section 16 of the Exchange Act, only the Committee may designate such Employee as a Participant in the Plan.

                     (b) With respect to any Participant who is then subject to
Section 16 of the Exchange Act, any function of the Administrator under the Plan relating to such Employee or Participant shall be performed solely by the Committee, if and to the extent required to ensure the availability of an exemption under Section 16 of the Exchange Act for any transaction relating to such Employee or Participant under the Plan.

                     (c) Notwithstanding any other provision of the Plan or any rule, instruction, election form or other form, the Plan and any such rule, instruction or form shall be subject to any additional conditions or limitations set forth in any applicable exemptive rule under Section

16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, such provision, rule, instruction or form shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Section 7.2.         Compliance with Code Section 162(m)

                     It is the intent of the Company that any compensation (including shares of Common Stock subject to Stock Options) which is deferred under the Plan by a person who is, with respect to the year of distribution, deemed by the Administrator to be a "covered employee" within the meaning of Code Section 162(m) and regulations thereunder, which compensation constitutes either "qualified performance-based compensation" within the meaning of Code
Section 162(m) and regulations thereunder or compensation not otherwise subject to the limitation on deductibility under Section 162(m) and regulations thereunder, shall not, as a result of deferral hereunder, become compensation with respect to which the Company in fact would not be entitled to a tax deduction under Code Section 162(m). Accordingly, unless otherwise determined by the Administrator, if any compensation would become so disqualified under
Section 162(m) as a result of deferral hereunder, the terms of such deferral shall be automatically modified to the extent necessary to ensure that the compensation would not, at the time of distribution, be so disqualified.


                                  ARTICLE VIII.

                            ADMINISTRATIVE PROVISIONS

Section 8.1.         Administrator's Duties and Powers

                     The Committee appointed pursuant to Section 8.4 shall be the Administrator and shall conduct the general administration of the Plan in accordance with the Plan and shall have all the necessary power and authority to carry out that function. Among its necessary powers and duties are the following:

                     (a) Except to the extent provided otherwise by Sections 7.1 and 7.2, to delegate all or part of its function as Administrator to others and to revoke any such delegation.

                     (b) To determine questions of eligibility of Participants and their entitlement to benefits, subject to the provisions of Section 8.11.

                     (c) To select and engage attorneys, accountants, actuaries, trustees, appraisers, brokers, consultants, administrators, physicians, the Committee under Section 8.4, or other persons to render service or advice with regard to any responsibility the Administrator or the Board has under the Plan, or otherwise, to designate such persons to carry out fiduciary responsibilities (other than trustee responsibilities) under the Plan, and (with the Committee, the Company, the Board and its officers, trustees and Employees) to rely upon the advice, opinions or valuations of any such persons, to the extent permitted by law, being fully protected in acting or relying thereon in good faith.

                     (d) To interpret the Plan for purpose of the administration and application of the Plan, in a manner not inconsistent with the Plan or applicable law and to amend or revoke any such interpretation.

                     (e) To conduct claims procedures as provided in Section
8.11.

Section 8.2.         Limitations Upon Powers

                     The Plan shall be uniformly and consistently administered, interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and accordance with the specified purposes of the Plan.

Section 8.3.         Final Effect of Administrator Action

                     Except as provided in Section 8.11, all actions taken and all determinations made by the Administrator in good faith shall be final and binding upon all Participants and any person interested in the Plan.

Section 8.4.         Committee

                     The Committee shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 8.5.         Majority Rule

                     The Committee shall act by a majority of its members in office; provided, however, that the Committee may appoint one of its members or a delegate to act on behalf of the Committee on matters arising in the ordinary course of administration of the Plan or on specific matters.

Section 8.6.         Indemnification by Company; Liability Insurance

                     (a) The Company shall pay or reimburse any of its officers, directors, Committee members or Employees who are fiduciaries with respect to the Plan and/or Trust for all expenses incurred by such persons in, and shall indemnify and hold them harmless from, all claims, liability and costs (including reasonable attorneys' fees) arising out of the good faith performance of their fiduciary functions.

                     (b) The Company may obtain and provide for any such person, at the Company's expense, liability insurance against liabilities imposed on him by law.

Section 8.7.         Recordkeeping

                     (a) The Administrator shall maintain suitable records as follows:

                               (i) Records of each Participant's Account which, among other things, shall show separately deferrals, dividends, and distributions with respect to such Account.

                               (ii) Records which show the assets, liabilities and operations of the Plan and the Trust during each Plan Year.

                               (iii) Records of its deliberations and decisions.

                     (b) The Administrator shall appoint a secretary, and at its discretion, an assistant secretary, to keep the record of proceedings, to transmit its decisions, instructions, consents or directions to any interested party, to execute and file, on behalf of the Administrator, such documents, reports or other matters as may be necessary or appropriate under ERISA and to perform ministerial acts.

                     (c) The Administrator shall not be required to maintain any records or accounts which duplicate any records or accounts maintained by the Company or the Trustee.

Section 8.8.         Inspection of Records

                     Copies of the Plan and records of a Participant's Account shall be open to inspection by him or his duly authorized representatives at the office of the Administrator at any reasonable business hour.

Section 8.9.         Identification of Fiduciaries

                     (a) The Administrator shall be the named fiduciary of the Plan and, as permitted or required by law, shall have exclusive authority and discretion to operate and administer the Plan.

                     (b) The Committee, any other Administrator, the Trustee, the Board, the Company, and every person who exercises any discretionary authority or discretionary control respecting the Plan or who has any discretionary authority or discretionary responsibility in the administration of the Plan, including any person designated by the named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and as such shall be subject to provisions of ERISA and other applicable laws governing fiduciaries.

                     (c) Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan (including, but not limited to, service as a Trustee, a director of the Company and a member of the Committee).

Section 8.10.        Procedure for Allocation of Fiduciary Responsibilities

                     (a) Fiduciary responsibilities under the Plan are allocated as follows:

                               (i) The sole duties, responsibilities and powers allocated to the Board, any Company, the Administrator, the Committee and any fiduciary shall be those expressly provided in the relevant Sections of the Plan.

                               (ii) All fiduciary responsibilities not allocated to the Board, or the Company, are hereby allocated to the Administrator, subject to delegation.

                     (b) Fiduciary responsibilities under the Plan may be reallocated among fiduciaries by amending the plan in the manner prescribed in
Section 9.2, followed by the fiduciaries' acceptance of, or operation under, such amended Plan.

Section 8.11.        Claims Procedure

                     (a) No distributions under this Plan to a Participant, former Participant or any beneficiary or representative thereof shall be made except upon a claim filed in writing with the Administrator or to a claims official designated by the Administrator.

                     (b) If the Administrator or claims official wholly or partially denies the claim, it or he shall, within a reasonable period of time after receipt of the claim provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant:

                               (i) the specific reason or reasons for such denial;

                               (ii) specific reference to pertinent Plan provisions on which the denial is based;

                               (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                               (iv) an explanation of the Plan's claims review procedure.

                     (c) The Administrator shall provide each claimant with a reasonable opportunity to appeal a denial of a claim to the Administrator or its authorized delegate for a full and fair review. The claimant or his duly authorized representative:

                               (i) may request a review upon written application to the Administrator or its authorized delegate (which shall be filed with the claims official);

                               (ii) may review pertinent documents; and

                               (iii) may submit issues and comments in writing.

                     (d) The Administrator or its authorized delegate may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than sixty (60) days after receipt by the claimant of written notice of denial of his claim.

                     (e) The decision by the Administrator or its authorized delegate upon review of a claim shall be made not later than sixty (60) days after receipt by the Administrator or its authorized delegate of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of such request for review.

                     (f) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

                     (g) To the extent permitted by law, the decision of the Committee or claims official, if no appeal is filed, or the decision of the Administrator or its delegate on review, when warranted on the record and reasonably based on the law and the provisions of the Plan, shall be final and binding on all parties.

Section 8.12.        Conflicting Claims

                     If the Administrator is confronted with conflicting claims concerning a Participant's Account, the Administrator may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator in such proceeding shall be paid from the Participant's Account.

Section 8.13.        Service of Process

                     The General Counsel of Safeway Inc. is hereby designated as agent of the Plan for the service of legal process.


                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

Section 9.1.         Limitation on Transfer

                     (a) No right, title or interest in the Plan or in any Account may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. No right, title or interest in the Plan or in any Account shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                     (b) Notwithstanding the provisions of subsection, a Participant's interest in his Account may be transferred by the Participant pursuant to a domestic relations order that constitutes a "qualified domestic relations order" as defined by the Code or Title I of ERISA.

Section 9.2.         Amendment/Termination of the Plan

                     The Administrator may, with prospective or retroactive effect, amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of Participants, stockholders, or any other person, including amendments necessary to conform to the provisions and requirements of ERISA or the Code or regulations thereunder; provided, however, that, without the consent of a Participant, no such action shall materially and adversely affect the rights of such Participant with respect to any rights to payment of amounts credited to such Participant's Account. Notwithstanding the foregoing, the Administrator may, in its sole discretion, terminate the Plan and distribute to Participants the amounts credited to their Accounts.

Section 9.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

                     (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Account under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and/or kind of shares of Common Stock (or other securities or property) credited to Participants' Accounts.

                     (b) In the event of any transaction or event described in
Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion and on such terms and conditions as it deems appropriate, by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Account under the Plan, to facilitate such transactions or events, or to give effect to such changes in laws, regulations or principles:

                               (i) To provide for the complete distribution of Participants' Accounts in connection with such transactions or events;

                               (ii) To provide that Participants' Accounts and the Company's rights and obligations with respect thereto shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof;

                               (iii) To provide that the Common Stock credited to Participants' Accounts shall be replaced by stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and/or kind of shares; and

                               (iv) To make adjustments to the number and/or kind of shares of Common Stock (or other securities or property) credited to Participants' Accounts.

                     (c) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan would so qualify, then this Plan shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan would disqualify the transaction from pooling of interests accounting treatment, then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                     (d) The existence of the Plan and the Accounts shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 9.4.         Tax Withholding

                     (a) At the time a Participant exercises a Stock Option with respect to which the Participant has filed a valid Deferral Election Form and at the time any dividends are credited to the Participant's Account, the Participant must pay to the Company, in cash only, any amounts required to be withheld by the Company to satisfy FICA, Medicare and any other applicable taxes which are payable with respect to the exercise of the Stock Option or the crediting of the dividends to the Participant's Account, as the case may be.

                     (b) A Participant shall make appropriate arrangements with the Company for satisfaction of any federal, state or local income tax withholding requirements and any other employment tax requirements applicable to the payment of Common Stock (and cash in lieu of fractional shares) under the Plan. If no other arrangements are made, the Company and any subsidiary shall have the right to deduct from amounts otherwise payable in settlement of an

Account any sums that federal, state, local or foreign tax law requires to be withheld with respect to such payment. The Administrator, in its discretion, may allow a Participant to elect to have Shares of Common Stock withheld from his distributions under the Plan to satisfy income tax withholding requirements with respect to his distributions, provided that shares issued or delivered under any plan, program, employment agreement or other arrangement may be withheld only in accordance with the terms of such plan, program, employment agreement or other arrangement and any applicable rules, regulations, or resolutions thereunder. Notwithstanding the foregoing, the number of shares of Common Stock which may be so withheld shall be limited to the number of shares which have an aggregate Fair Market Value equal to the aggregate amount of such requirements based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

Section 9.5.         Unfunded Status of Plan; Unsecured General Creditor

                     The Plan is intended to constitute an "unfunded" plan providing for deferred compensation for all purposes, including for tax purposes and for purposes of Title I of ERISA, and the Company's obligations under the Plan shall constitute unfunded and unsecured promises to distribute Common Stock, and cash with respect to fractional shares of Common Stock, in the future. With respect to any payment not yet made to a Participant under the Plan, nothing contained in the Plan shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company and no Participant or successor shall have any legal or equitable rights, interests, or claims in or to any assets of the Company.

Section 9.6.         Establishment of Trusts

                     The Company shall establish and fund one or more Trusts under the Plan to meet the Company's obligations under the Plan, which Trusts or other arrangements shall be consistent with the "unfunded" status of the Plan as required by Section 9.5 and shall conform to the terms of the model trust described in the Internal Revenue Service's Revenue Procedure 92-64 or its successors, and the Company shall make periodic contributions in cash or Common Stock to such Trusts in amounts and values equal to Participants' Stock Option Gains under the Plan and any dividends credited thereon. The assets of a Trust shall be subject to the claims of the Company's creditors to the extent required by the Internal Revenue Service in order for Participants not to be taxable on their Accounts until the Accounts are distributed to them. If permitted by a Trust, distributions from Accounts shall be made directly by the Trustee, or its designated agent, from Trust assets to the Participant. To the extent any Account distributions under the Plan are actually paid from a Trust, the Company shall have no further obligation with respect thereto, but to the extent not so paid, such amounts shall remain the obligation of, and shall be paid by, the Company. The Company shall not be required to fund any Trust with respect to any Participant if the Company determines that it is reasonably likely that such funding would cause the Participant to be taxable on the Participant's Accounts prior to the date on which they are distributed to the Participant.

Section 9.7.         Limitation on Rights of Employees

                     The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company or to interfere with or restrict the right of the Company, which is hereby expressly reserved, to discharge or retire any Employee, except as otherwise provided by a written employment agreement between the Company and the Employee, at any time without notice and with or without cause. Inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan. The doctrine of substantial performance shall have no application to Employees, Participants or any other persons entitled to payments under the Plan. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

Section 9.8.         No Rights as Stockholder

                     No Participant shall have any of the rights or privileges of a stockholder of the Company under the Plan, including as a result of the crediting of shares of Common Stock to an Account, or the creation of any Trust and deposit of such Common Stock therein, except at such time as Common Stock may be actually delivered in settlement of an Account. Common Stock allocated in the Trust will be voted by the trustee thereof in accordance with the Trust Agreement related thereto.

Section 9.9.         Satisfaction of Claims

                     Payments or distributions to any Participant in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Company, any subsidiary thereof, the Committee, or the Administrator for the compensation or other amounts deferred and relating to the Account (or portion thereof) to which the payments relate.

Section 9.10.        Compliance

                     A Participant shall have no right to receive payment with respect to the Participant's Account until all legal and contractual obligations of the Company relating to establishment of the Plan and the making of such payments shall have been complied with in full. In addition, the Company shall impose such restrictions on Common Stock delivered to a Participant hereunder and any other interest constituting a security as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of the New York Stock Exchange or any other stock exchange or automated quotation system upon which the Common Stock is then listed or quoted, any state securities laws applicable to such a transfer, any provision of the Company's Certificate of Incorporation or Bylaws, or any other applicable law or applicable regulation.

Section 9.11.        Sources of Stock

                     If Common Stock is credited to an Account under the Plan in connection with a deferral of Stock Option Gains with respect to a Stock Option award under another plan, program, employment agreement or other arrangement that provides for the issuance of shares, the shares of Common Stock so credited shall be deemed to have originated, and may be counted against the number of shares reserved, under such plan, program or arrangement, in accordance with the terms and conditions of such plan, program or arrangement. The number of shares of Common Stock credited to such Account shall in no event exceed the number of shares subject to the Stock Option Gains deferred under the Plan plus any additional shares of Common Stock dividends or Common Stock purchased with cash dividends on shares allocated to such Account.

Section 9.12.        Exempt ERISA Plan

                     The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA and therefore to be exempt from Parts 2, 3 and 4 of Title I of ERISA.

Section 9.13.        Notice

                     Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the General Counsel and Secretary of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Section 9.14.        Errors and Misstatements

                     In the event of any misstatement or omission of fact by a Participant to the Administrator or any clerical error resulting in payment of benefits in an incorrect amount, the Administrator shall promptly cause the amount of future payments to be corrected upon discovery of the facts and shall pay or, if applicable, cause the Trustee to pay, the Participant or any other person entitled to payment under the Plan any underpayment in cash or Common Stock in a lump sum or to recoup any overpayment from future payments to the participant or any other person entitled to payment under the Plan in such amounts as the Administrator shall direct or to proceed against the Participant or any other person entitled to payment under the Plan for recovery of any such overpayment.

Section 9.15.        Payment on Behalf of Minor, Etc.

                     In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator may direct that such payment be made to any person found by the administrator in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Company, the Board, the Administrator, the Committee and their officers, directors and employees.

Section 9.16.        Governing Law

                     Except to the extent preempted by ERISA, this Plan shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely therein, and applicable substantive provisions of federal law.

Section 9.17.        Pronouns and Plurality

                     The masculine pronoun shall include the feminine pronoun, and the singular the plural where the context so indicates.

Section 9.18.        Titles

                     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 9.19.        References

                     Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any successor statute, regulation or document.

Section 9.20.        Assumption of Risk

                     Participants shall assume all risk in connection with any decrease in value of the Accounts, including any decrease in the value of the Common Stock, and the Company, Committee and the Administrator shall not be liable or responsible therefor.

Section 9.21.        Severability

                     In the event that any provision of the Plan shall be declared unenforceable or invalid for any reason, such unenforceability or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if such unenforceable or invalid provision had never been included herein.

Section 9.22.        Status

                     The establishment and maintenance of, or allocations and credits to, the Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.


                                   ARTICLE X.

                                 EFFECTIVE DATE

Section 10.1.        Effective Date

                     The Plan shall be effective as of November 1, 1999.

                     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized effective as of November 1, 1999.



                                        SAFEWAY INC.



                                        By:  /s/ DICK W. GONZALES
                                        Name:  Dick W. Gonzales
                                        Title:  Senior Vice President

(S logo)



                                                 2000 Stock Option Gain Deferral
                                                 Distribution Election Form


DEFAULT DISTRIBUTION UPON RETIREMENT OR TOTAL DISABILITY

If no election is on file, your option deferral account balance attributable to your 2000 option gain deferral will be distributed in Safeway Stock at retirement or total disability as follows:

ACCOUNT BALANCE GREATER THAN $50,000:.........ANNUAL INSTALLMENTS OVER 10 YEARS.
ACCOUNT BALANCE EQUAL OR LESS THAN $50,000:...LUMP SUM PAYMENT, REGARDLESS
                                              OF ELECTION.

If you ACCEPT this default, please read the General Information on the reverse, and then complete the Sign Here information at the bottom of this page.

Otherwise, if you wish to elect an OPTIONAL FORM OF DISTRIBUTION, please go below to Optional Forms of Distribution - Instructions.


OPTIONAL FORM OF DISTRIBUTION - INSTRUCTIONS

SCHEDULED IN-SERVICE WITHDRAWAL

-    READ          General Information on the reverse side of this page

-    COMPLETE      Section below entitled In-Service Withdrawal to elect year
                   (while still employed) in which payment commences, and select distribution method.

-    COMPLETE      Section below entitled Retirement Payment
                   Method to elect form of payment in the event you retire or become totally disabled prior to the elected In-Service
                   Withdrawal distribution date (Otherwise, the Plan default distribution will govern)

-    SIGN          Where indicated below

OPTIONAL FORM OF RETIREMENT/TOTAL DISABILITY DISTRIBUTION

The election to receive your 2000 "option gain" stock and any earnings thereon at retirement/total disability is IRREVOCABLE.

-    READ          General Information on the reverse side of this page

-    COMPLETE      Retirement Payment Method to elect form of payment at
                   retirement or total disability (Otherwise, the Plan default distribution will govern)

-    SIGN          Where indicated below


OPTIONAL FORMS OF DISTRIBUTION - ELECTIONS

    SCHEDULED IN-SERVICE     Commencing 2_______ (enter 2003 or later)
    WITHDRAWAL               [ ]  Annual installments over ____
                                  (enter 2-10) years

                                                OR
                             [ ]  Lump Sum


    RETIREMENT PAYMENT       Annual installments over [ ] 15 or [ ] 10 or
    METHOD                   [ ] 5, or a [ ] Lump Sum
                             (Please read General Information on reverse side for installment eligibility)


SIGN HERE

I have read the General Information on reverse side.


----------------------------------------     -----------------------------------
Participant's Name (please print or type)    Participant's Signature

----------------------------------------     -----------------------------------
Social Security Number                       Date



Please send completed form to TBG Financial Document Center, 2029 Century Park East, 37th Floor, Los Angeles, CA 90067. NO FAXED FORMS ACCEPTED. Questions:
Call (800) 824-0040 M - F between 7:00 a.m. and 7:00 p.m. PST.

To:

                    STOCK OPTION GAIN DEFERRAL ELECTION FORM



NAME:__________________________________  SSN:________________________________


Subject to a minimum exercise of 1000 shares, I hereby irrevocably elect to defer the gain on the following option exercises. The gains will be converted into stock and paid as shares of Safeway Common Stock as indicated below. I understand that to defer the stock option gains in subsequent Plan years, I must make a separate election no less than 6 months prior to exercise and in the year prior to the year in which I exercise the stock option. I understand that deferral elections are irrevocable.



Grant Date                # of Options             Exercise Price              Expiration Date
----------                ------------             --------------              ---------------
----------------     --------------------        -------------------        ---------------------

----------------     --------------------        -------------------        ---------------------

----------------     --------------------        -------------------        ---------------------

----------------     --------------------        -------------------        ---------------------



EMPLOYEE SIGNATURE                                                       DATE
                  -------------------------------------------------------

APPROVED BY                                                              DATE
           --------------------------------------------------------------